Investor Presentation May 2023 Exhibit 99.2

Disclaimer This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation, including statements regarding possible or assumed future results of operations, business strategies, development plans, regulatory activities, competitive position, potential growth opportunities, & the effects of competition are forward-looking statements. These statements involve known & unknown risks, uncertainties & other important factors that may cause actual results, performance or achievements of EverQuote, Inc. (“the Company”) to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “should,” “expect,” “plan,” “project,” “estimate,” “guidance,” or “potential” or the negative of these terms or other similar expressions. The forward-looking statements in this presentation are only predictions. The Company has based these forward-looking statements largely on its current expectations & projections about future events & financial trends that it believes may affect the Company’s business, financial condition & results of operations. These forward-looking statements speak only as of the date of this presentation & are subject to a number of risks, uncertainties & assumptions, some of which cannot be predicted or quantified & some of which are beyond the Company’s control. The events & circumstances reflected in the Company’s forward-looking statements may not be achieved or occur, & actual results could differ materially from those projected in the forward-looking statements, including as a result of: (1) the Company’s ability to attract and retain consumers and insurance providers using the Company’s marketplace; (2) the Company’s ability to maintain or increase the amount providers spend per quote request; (3) the effectiveness of the Company’s growth strategies and its ability to effectively manage growth; (4) the Company’s ability to maintain and build its brand; (5) the Company’s reliance on its third-party service providers; (6) the Company’s ability to develop new and enhanced products and services to attract and retain consumers and insurance providers, and the Company’s ability to successfully monetize them; (7) the impact of competition in the Company’s industry and innovation by the Company’s competitors; (8) the expected recovery of the auto insurance industry; (9) developments regarding the insurance industry and the transition to online marketing; (10) the possible impacts of inflation; and (11) the risks described in the “Risk Factors” section of the Company’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q & the other filings that the Company makes with the Securities & Exchange Commission from time to time. Moreover, new risk factors & uncertainties may emerge from time to time, & it is not possible for management to predict all risk factors & uncertainties that the Company may face. Except as required by applicable law, the Company does not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. The Company’s presentation also contains estimates, projections, & other information concerning the Company’s industry, the Company’s business & the markets for certain of the Company’s products & services, including data regarding the estimated size of those markets. Information that is based on estimates, forecasts, projections, market research, or similar methodologies is inherently subject to uncertainties & actual events or circumstances may differ materially from events & circumstances reflected in this information. Unless otherwise expressly stated, the Company obtained this industry, business, market & other data from reports, research surveys, studies & similar data prepared by market research firms & other third parties, from industry, general publications, & from government data & similar sources. The Company presents Adjusted EBITDA as a non-GAAP measure, which is not a substitute for or superior to, other measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation to the most directly comparable GAAP measures is included in the Appendix to these slides.

Our vision Become the largest online source of insurance policies by using data, technology and knowledgeable advisors to make insurance simpler, more affordable and personalized, ultimately reducing cost and risk.

Extensive distribution channels with Enterprise Marketplace (carriers), 3rd Party Agency (local agents) and DTC Agency2 (1st Party) offerings Multi-vertical insurance market with diversified distribution channels creates resilience in business model Targeting 20+% average annual revenue growth over the long-term with expanding Adjusted EBITDA margin3 Key Investment Highlights Insurance Marketplace Leader Massive Market Opportunity Proprietary Tech and Data Extensive Distribution Diversified Business Model Compelling Financial Model Leading multi-vertical online insurance marketplace providing compelling benefits for consumers and insurance providers $171b in annual insurance distribution spend in the early phases of shifting online provides multi-year tailwind1 Proprietary platforms built on highly integrated machine learning assets support rapid growth and drive network effects Source: S&P Global Market Intelligence, Insider Intelligence and Company estimates as of 2021. “DTC Agency” refers to Direct-to-Consumer Agency. Based on the compound annual growth rate (CAGR) from 2017 – 2022 of Revenue of 26% and Adjusted EBITDA percentage point growth of 2.7%,

Company Snapshot

- One of the insurance industry's largest online customer acquisition and distribution platforms
- "Hybrid Marketplace" with extensive distribution: Enterprise Marketplace (100+ carriers), 3rd Party Agency (~8,000 local agents), and DTC Agency (~150 1st party agents)
- Diversified business serving consumers and providers across multiple insurance markets
- Highly scalable, proprietary platform leveraging 2.5b+ consumer data points[4] amassed over a decade
- Founded by MIT alumni in 2011 with headquarters in Cambridge, MA; IPO in summer 2018

26%
Revenue CAGR (5yr)[1]

29%
VMM[2] CAGR (5yr)[1]

63%
Non-Auto[3] CAGR (5yr)[1]

20%
Of Revenue was Non-Auto[3] in 2022

Insurance Verticals Served

- Auto
- Home & Renters
- Life
- Health

EVERQUOTE

1. Based on the compound annual growth rate (CAGR) from 2017 – 2022.
2. "VMM" refers to Variable Marketing Margin.
3. "Non-Auto" refers to non-auto insurance verticals which consist of home & renters, life and health.
4. Source: estimated using Company data through 2022.

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Large & Expanding TAM

U.S. Insurance Market: Distribution Spend[1]


$171b
Total Market
$10.5b
Total Digital Advertising Spend

$404m
EverQuote's 2022 revenue

Highlights

<1%
Estimated share of Total Distribution Spend Market

~4%
Estimated share of Digital Advertising Spend Market

~13%
Estimated Digital Advertising spend growth[2]

Growth Drivers

Continued shift of **consumer time spent online**

Continued shift of **acquisition spend online**

Continued shift to **digitization of insurance products and workflows**

EVERQUOTE

1. Distribution Spend includes commissions and advertising spend as of 2021.
2. Estimated compound annual growth rate for 2021 to 2024. Source: Insider Intelligence.

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EverQuote Benefits Both Consumers & Providers Consumers save time and money Single destination for insurance needs Personalized shopping experience Provide multiple quotes, fitting the consumer’s needs Providers efficiently acquire consumers Large volume of high intent consumers Higher ROI from target-based consumer attributes Opportunity to acquire consumer referrals (within Marketplace) and bound policies (within DTC Agency) Our platforms address challenges inherent in the highly-fragmented insurance market

The Customer Journey

Customer Acquisition → **Consumer Routing** → **Distribution**

Traffic Channels	Consumer Arrival	Provider Matching	Provider Engagement	EverQuote Monetization
SEM		Alignment	**Enterprise Marketplace** – Carriers	Per Referral
Performance Media		Bidding	**3rd Party Agency** – Local agents	Per Referral
Calls		Performance	**DTC Agency** – 1st party agents	Per Policy Sold
Clicks				
Partnerships				
Other[1]				

1. Other includes organic search, direct-to-site, partner exchange & other traffic sources.

EVERQUOTE

8

Proprietary Platforms Strengthen Competitive Moat Minimize Cost per Acquisition Omni-channel Automated Bidding Marketing Maximize Conversion Rates Consumer Personalized User Experiences Maximize Bind Performance Consumer Alignment Algorithms Distribution Maximize Value per Acquisition Enterprise & Agency Campaign Management B2B Highly integrated machine learning and data assets to support growth of all verticals Over 2.5b Consumer Submitted Data Points Since Inception1 Source: estimated using Company data through 2022.

Distribution Strength of our Platform ~8,000 3rd party local agents Representative Partners ~150 1st party EverQuote agents 100+ carriers available in the marketplace Based on Company data & representative of the insurance provider partners on the platform as of March 31, 2023.

Diversification by Distribution Channel 2017 We are continuing to build more diversified revenue streams Non-Auto Revenue1 5% 2022 20% Non-Auto revenues as a percentage of overall revenue. Non-auto revenue includes home & renters, health, and life verticals. $126m $404m 26% Revenue CAGR Revenue ($m)

The Current State of the Auto Insurance Market Late Summer 2021; Auto Insurance Downturn Begins Current Outlook Cost of claims rises rapidly due to higher used car values, increased cost to repair and overall accident severity Auto carriers continue raising rates to restore adequate profitability; progress varies considerably by carrier and state Carriers are unable to adjust and implement rates quickly due to regulatory process and policy renewal cycles Carriers face elevated claims and combined ratios; pull back significantly on consumer acquisition spend Anticipated improvements through 2023 and 2024; exact timing of the auto recovery remains uncertain Cost of claims showing some signs of stabilization, however, loss pressures persist

Multiple Levers Driving Future Growth Attract More Consumers Potential Acquisition Opportunities Increase Provider Coverage & Budget Deepen Consumer & Provider Engagement Grow Existing Verticals

Financial Overview

First Quarter 2023 Highlights Note: Adjusted EBITDA is a non-GAAP metric, refer to financial reconciliation for additional detail Exceeded guidance across Revenue, Variable Marketing Margin, and Adjusted EBITDA Total revenues of $109.2m; a 1.3% decrease compared to 1Q22 Variable Marketing Margin of $35.6m; a 3.9% increase compared to 1Q22 and represents 32.6% of revenues Delivered positive Adjusted EBITDA of $5.4m; an increase of 121.5% compared to 1Q22 and represents 4.9% of revenues 32.6% VMM as a % of revenue $109m Revenue $35.6m VMM $5.4m 1Q23 Adjusted EBITDA

Revenue ($m) 26% CAGR 2017-2022 Focused on Driving Revenue Growth Life Home & Renters Health Auto insurance downturn (begins late summer 2021) Note: Based on the compound annual growth rate (CAGR) from 2017 – 2022 of Revenue. Total revenue grew 26% compounded annually 2017 – 2022 Non-Auto verticals grew 63% compounded annually 2017 – 2022 Building revenue diversification by growing non-auto insurance verticals

29% CAGR 2017-2022 Variable Marketing Margin ($m) Variable Marketing Margin (VMM) grew 29% compounded annually 2017 – 2022 Proprietary traffic platforms have driven increasing VMM as a percentage of revenue (VMM %) since 2017 Potential for incremental improvement in VMM % from traffic optimization and product expansion Delivering Incremental Variable Marketing Margin Note: Beginning in the first quarter of 2019, we revised our definition of variable marketing margin, or VMM. The VMM displayed above reflects our revised definition of VMM for all years presented. Refer to Key Metrics Definitions in the Appendix for a definition of VMM. Auto Insurance downturn (begins late summer 2021)

Focused on Delivering Long-term Profitability Adjusted EBITDA ($m) Steadily grew Adjusted EBITDA margin until auto downturn occurred in late summer 2021 Adjusted EBITDA margin expected to “snapback” to pre-downturn levels once auto insurance market substantially recovers Post auto insurance market recovery, expect continued margin expansion by improving the efficiency of marketing costs and leveraging operating expenses Strategic investments in proprietary technology and data platforms provide key driver for long-term growth Note: Adjusted EBITDA is a non-GAAP metric, refer to financial reconciliation for additional detail. Auto Insurance downturn (begins late summer 2021)

NASDAQ: EVER

Appendix

Key Metrics Definitions Variable Marketing Margin We define variable marketing margin, or VMM, as revenue, as reported in our consolidated statements of operations and comprehensive income (loss), less advertising costs (a component of sales and marketing expense, as reported in our statements of operations and comprehensive income (loss)). We use VMM to measure the efficiency of individual advertising and consumer acquisition sources and to make trade-off decisions to manage our return on advertising. We do not use VMM as a measure of profitability. Adjusted EBITDA We define Adjusted EBITDA as net income (loss), adjusted to exclude: stock-based compensation expense, depreciation and amortization expense, acquisition-related costs, legal settlement expense, one-time severance charges, interest income and the provision for (benefit from) income taxes. We monitor & present Adjusted EBITDA because it is a key measure used by our management & board of directors to understand & evaluate our operating performance, to establish budgets & to develop operational goals for managing our business.

Reconciliation of Adjusted EBITDA - 12 Months Ended 12 Months Ended December 31, 2022 December 31, 2021 December 31, 2020 December 31, 2019 December 31, 2018 December 31, 2017 Net loss ($24,416) ($19,434) ($11,202) ($7,117) ($13,791) ($5,070) Stock-based compensation $28,986 $30,020 $24,179 $12,721 $7,121 $1,860 Depreciation & amortization $5,848 $5,072 $3,350 $2,186 $1,341 $1,360 Legal settlement - - - $1,227 - - Acquisition-related costs/ earnout ($4,135) $1,065 $2,258 - - - Severance under a plan - 440 - - - - Interest (income) expense, net ($349) ($37) (189) ($669) (121) 381 Provision for (benefit from) income taxes - ($2,510) - - - - Adjusted EBITDA $5,934 $14,616 $18,396 $8,348 ($5,450) ($1,469) ($ in Thousands)

Reconciliation of Adjusted EBITDA - 3 Months Ended 3 Months Ended March 31, 2023 December 31, 2022 September 30, 2022 June 30, 2022 March 31, 2022 Net loss ($2,529) ($8,494) ($6,451) ($3,756) ($5,715) Stock-based compensation $6,509 $6,623 $7,233 $7,600 $7,530 Depreciation & amortization $1,407 $1,522 $1,410 $1,405 $1,511 Legal settlement - - - - - Acquisition-related costs/ earnout ($113) $632 ($96) ($3,779) ($892) Severance under a plan - - - - - Interest (income) expense, net ($187) ($191) ($113) ($37) ($8) Provision for (benefit from) income taxes $286 - - - - Adjusted EBITDA $5,373 $92 $1,983 $1,433 $2,426 ($ in Thousands)